Loss Per Share - Summary of Basic and Diluted Loss Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Numerator:
Net loss attributable to ordinary shareholders	$ (560,485)	$ (222,867)	$ (103,366)
Denominator:
Weighted-average number of shares outstanding-basic and diluted	205,727,195	171,127,788	164,625,286
Basic and diluted loss per share:	$ (2.72)	$ (1.30)	$ (0.63)